UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 15, 2004

Federal National Mortgage Association
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-50231	52-0883107
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3900 Wisconsin Avenue, NW, Washington, District of Columbia		20016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	202-752-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On December 16, 2004, Fannie Mae (formally, the Federal National Mortgage Association), released a statement by Chuck Greener, Fannie Mae's Senior Vice President, Communications, regarding a review of certain accounting issues by the Office of the Chief Accountant at the Securities and Exchange Commission. Copies of the statement by Mr. Greener and the SEC's December 15, 2004 press release on this matter are filed as exhibits to this report and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

The exhibit index filed herewith is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal National Mortgage Association

December 16, 2004	By:	Ann M. Kappler

Name: Ann M. Kappler
Title: Executive Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	December 16, 2004 Statement by Chuck Greener
99.2	December 15, 2004 SEC Press Release